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                                  EXHIBIT 99.2

                        CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, the undersigned officer of Lightspan, Inc. (the "Company"), hereby certifies that, to the best of his knowledge:

(1) the Company's Quarterly Report on Form 10-Q for the quarter ended October 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  December 12, 2002                       /s/  Michael A. Sicuro
                                                -------------------------------
                                                Michael A. Sicuro,
                                                Senior Vice President, Chief
                                                Financial Officer,
                                                Treasurer and Secretary